UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033                  (248) 447-1500
(Address of principal executive offices)             (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 2 - Financial Information

Item 2.03     Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth below under Item 8.01 under the caption “Borrowing Under the Revolving Credit Facility” is hereby incorporated by reference into this Item 2.03.

Section 8 - Other Events

Item 8.01     Other Events

COVID-19 Actions

On March 26, 2020, Lear Corporation (the “Company”) issued a press release announcing the following proactive measures in response to the coronavirus (COVID-19) pandemic, including.

Borrowing Under Revolving Credit Facility

As previously disclosed, the Company’s credit agreement, dated August 8, 2017 (the “Credit Agreement”) includes a $1.75 billion revolving credit facility (the “Revolving Credit Facility”). On March 26, 2020, the Company announced that it drew down $1 billion under the Revolving Credit Facility, resulting in remaining availability of $750 million under the Revolving Credit Facility. The Revolving Credit Facility matures on August 8, 2024 and the material terms of the Revolving Credit Facility are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Liquidity and Financial Condition” and Note 6, “Debt” to the consolidated financial statements including in the Company’s Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 4, 2020 (the “Form 10-K).

Suspension of Share Repurchase Program

The Company also announced the temporary suspension of share repurchases under its previously announced $1.5 billion share repurchase program.

Suspension of Dividend

The Company also announced the temporary suspension of its quarterly dividend.

Withdrawing Guidance

The Company also announced that it is withdrawing its full year 2020 guidance, which was issued on January 28, 2020, and did not factor in the effects of the coronavirus pandemic. The Company expects to provide more information on its first quarter 2020 earnings call.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Supplemental Risk Factor

In light of recent developments relating to the COVID-19 pandemic, the Company is supplementing the risk factors previously disclosed in its Form 10-K with the following risk factor:

•	Pandemics or disease outbreaks, such as COVID-19, have disrupted, and may continue to disrupt, our business, which could adversely affect our financial performance.

Pandemics or disease outbreaks, such as COVID-19, have disrupted, and may continue to disrupt, automotive industry customer sales and production volumes.  Vehicle production has already decreased significantly in China, which was first affected by COVID-19, and resulted in the shutdown of manufacturing operations in China beginning in January 2020.  Subsequent shutdowns have been announced in the United States and Europe as COVID-19 continues to spread globally.  As a result, we have experienced, and may continue to experience, reductions in orders from our customers globally.  This reduction in orders may be further exacerbated by the global economic downturn resulting from the pandemic which could decrease consumer demand for vehicles or result in the financial distress of one or more of our customers or suppliers.  In addition, if COVID-19 were to affect a significant amount of the workforce employed or operating at our facilities, we could experience delays or the inability to produce and deliver products to our customers on a timely basis. The extent to which the COVID-19 pandemic adversely affects our financial performance will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the pandemic, its severity, the effectiveness of actions to contain the virus or treat its impact and how quickly and to what extent normal economic and operating conditions can resume. Even after the COVID-19 pandemic has subsided, we may continue to experience adverse impacts on our business and financial performance as a result of its global economic impact, including a recession that has occurred or may occur in the future.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity.  The words "will," "may," "designed to," "outlook," "believes," "should," "anticipates," "plans," "expects," "intends," "estimates," "forecasts" and similar expressions identify certain of these forward-looking statements.  The Company also may provide forward-looking statements in oral statements or other written materials released to the public.  All statements contained or incorporated in this Current Report on Form 8-K or in any other public statements that address operating performance, events or developments that the Company expects or anticipates may occur in the future are forward-looking statements.  Factors that could cause actual results to differ materially from these forward-looking statements are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and its other Securities and Exchange Commission filings, including this Current Report on Form 8-K.  Future operating results will be based on various factors, including actual industry production volumes, the impact of COVID-19 on the Company’s business and the global economy, commodity prices, the impact of restructuring actions and the Company's success in implementing its operating strategy.

The forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99.1	Press release issued March 26, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: March 26, 2020	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer